                                   Exhibit 10.13



                                                                  EXECUTION COPY







                                   OPTION AGREEMENT

                                    by and between

                              PRIME GROUP REALTY, L.P.,
                            a Delaware limited partnership

                                         and

                               300 N. LASALLE, L.L.C.,
                        an Illinois limited liability company


                           Dated as of:  November 17, 1997

                                   OPTION AGREEMENT

     THIS OPTION AGREEMENT is made as of the 17th day of November, 1997, by and between 300 N. LASALLE, L.L.C., an Illinois liability company ("SELLER") and PRIME GROUP REALTY, L.P., a Delaware limited partnership ("PURCHASER").

                                     WITNESSETH:

     WHEREAS, Seller, an affiliate of The Prime Group, Inc., an Illinois corporation ("PGI"), is the fee owner of the Parcel (as hereinafter defined) consisting of approximately 58,000 square feet of land located at 300 North LaSalle Street in Chicago, Illinois; and

     WHEREAS, on the date hereof, Purchaser is acquiring from PGI and certain of its affiliates interests in certain buildings, facilities and parcels of land;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:


                                      ARTICLE I

                                     DEFINITIONS

     1.01 CERTAIN DEFINITIONS. When used herein, the following terms shall have the respective meanings set forth opposite each such term:


     "AGREEMENT" means this Option Agreement, including the Exhibits attached hereto, which are by this reference incorporated herein and made a part hereof.

     "CLOSING" means the closing of the sale and purchase of the Parcel as evidenced by the delivery of the Deed thereto by Seller to Purchaser and the payment of the Purchase Price to Seller.

     "DEED" means a special warranty deed to be delivered by Seller to Purchaser at the Closing, conveying the Parcel to Purchaser subject only to the Permitted Title Exceptions.

     "LEGAL REQUIREMENTS" means all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, orders, directions and requirements of all governments and governmental authorities (including any local Board of Fire Underwriters) having jurisdiction of or over the Parcel or the operation thereof.

     "OPTION" shall mean the Purchaser's option to purchase the Parcel pursuant to the terms of this Agreement.

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     "OPTION PRICE" means a sum equal to 95.0% of the fair market value of the
Parcel at the time of the exercise of the Option as determined by the parties hereto or (if the parties hereto do not agree), by a duly licensed independent third-party appraiser mutually agreed to by the Purchaser and the Seller.

     "PARCEL" means the real property containing approximately 58,000 square feet of land which is legally described on EXHIBIT A attached hereto, together with all improvements thereon and therein and all privileges, rights, easements, hereditaments and appurtenances thereto belonging.

     "PERMITTED TITLE EXCEPTIONS" means the matters listed and described on EXHIBIT B attached hereto.

     "TITLE COMMITMENT" means a commitment for an ALTA Form B Owner's Title Insurance Policy for the Parcel issued by the Title Insurer in the amount of the Option Price, covering title to the Parcel showing Seller as owner of the Parcel in fee simple, subject only to the Permitted Title Exceptions and other exceptions pertaining to liens or encumbrances of a definite or ascertainable amount with respect to the Parcel which may be removed by the payment of money at the Closing and which Seller shall so remove, and providing for full extended coverage over all general title exceptions contained in such policies and special endorsements mutually and reasonably agreed upon by Seller and Purchaser. In the event the Title Commitment discloses exceptions to title other than the Permitted Title Exceptions, Seller shall have the right to cause the Title Insurer to insure over such exceptions so long as the manner thereof is reasonably acceptable to Purchaser.

     "TITLE INSURER" means Chicago Title Insurance Company, First American Title Insurance Company or another reputable title insurance company designated by Seller and reasonably acceptable to Purchaser.

     "TITLE POLICY" means the title policies to be issued for the Parcel pursuant to Title Commitment, in the amount of the Option Price, insuring good and marketable fee simple title to the Parcel in Purchaser as of the Closing applicable to the Parcel, subject only to the Permitted Title Exceptions applicable thereto.

     1.02 ADDITIONAL DEFINITIONS. The definitions of certain other terms are contained in the text of this Agreement.

                                      ARTICLE II

                      PURCHASE AND SALE; OPTION; PURCHASE PRICE

     2.01 PURCHASE AND SALE. Upon the exercise of the Option by the Purchaser, subject to the conditions and on the terms contained in this Agreement, Seller agrees to sell and convey and Purchaser agrees to purchase and acquire from Seller good and marketable fee simple title to the Parcel, subject to the Permitted Title Exceptions applicable thereto.

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     2.02  THE OPTION.  Purchaser shall have the right to exercise the Option at any time commencing on or after the date hereof and ending on November 17, 2007. Upon Purchaser's exercise of the Option, Purchaser shall have the right to select the date of the Closing, which date shall be reasonably acceptable to Seller and shall be no earlier than the date which is ninety (90) days after Purchaser's exercise of the Option and no later than November 17, 2007.

     2.03 METHOD OF EXERCISE. Purchaser shall exercise the Option by giving Seller written notice of its election to exercise such Option at any time during the applicable time periods described in SECTIONS 2.02, in the manner provided in SECTION 9.08 for the giving of notices.

     2.04 PURCHASE PRICE. At the Closing, Purchaser shall pay to Seller the Purchase Price in cash, by wire transfer of immediately available funds to a bank account designated by Seller.

                                     ARTICLE III

                           CONDITIONS PRECEDENT TO CLOSING

     3.01 The obligation of Purchaser to purchase the Parcel is subject to the condition that Seller shall perform each and every obligation of Seller under this Agreement to be performed by Seller on or before the date of the Closing.

                                      ARTICLE IV

                                   CLOSING MATTERS

     4.01  POSSESSION, CLOSING ADJUSTMENTS AND EXPENSES.

           (a) Sole and exclusive possession of the Parcel, subject to the Permitted Title Exceptions applicable thereto shall be delivered to Purchaser concurrently with the Closing.

           (b) Following the Closing, Purchaser shall pay to Seller all rents which Purchaser shall collect with respect to the Parcel which are attributable to periods preceding the Closing, except that all such rents collected by Purchaser shall first be applied to satisfy all current rents due Purchaser; and Seller shall pay to Purchaser all rents received by Seller from any tenant with respect to the Parcel after the Closing which are attributable to periods succeeding the Closing.

           (c) All title charges and premiums shall be paid by Seller. All charges for additional title endorsements shall be paid by Purchaser. All state and county transfer taxes shall be paid by Seller. All municipal transfer taxes shall be paid by Purchaser. The parties shall each be solely responsible for the fees and disbursements of their respective counsel and other professional advisers.

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     4.02  CLOSING.

           (a) On or before the Closing, Seller shall deliver to Purchaser the following:

                (i) the original Deed, in appropriate recordable form, for the Parcel, executed by Seller;

                (ii) an original affidavit executed by Seller, sufficient to exempt the transactions contemplated hereby from the withholding tax requirement imposed by Section 1445A of the Internal Revenue Code;

                (iii) an updated Title Commitment with respect thereto dated not earlier than fifteen (15) days prior to the Closing showing good and marketable fee simple title to the Parcel in Seller, subject only to the Permitted Title Exemptions applicable to the Parcel; and

                (iv) such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Purchaser or the Title Insurer to fully effect and consummate the transactions contemplated hereby.

           (b) On or before the Closing, Purchaser shall deliver to Seller the following:

                (i)    the Purchase Price;

                (ii) an original assumption agreement executed by Purchaser, pursuant to which Purchaser agrees to assume Seller's obligations, from and after the Closing Date, with respect to the Parcel, except to the extent otherwise specified by Purchaser and Seller; and

                (iii) such other documents, instruments, certifications and confirmations as may be reasonably required and designated by Seller or the Title Insurer to fully effect and consummate the transactions contemplated hereby.

           (c) Seller and Purchaser shall cooperate to provide original, executed certificates complying with the provisions of state, county and local law applicable to the determination of documentary and transfer taxes.

                                    ARTICLE V

                      COVENANTS, REPRESENTATIONS AND WARRANTIES

     5.01  COVENANTS OF SELLER.

           (a) On the Closing, Seller shall tender possession of the Parcel to Purchaser in the same or similar condition the Parcel was in when last inspected by Purchaser or its agents or contractors prior to the date of this Agreement, except for ordinary wear and tear or changes resulting from actions taken by or on behalf of Purchaser or approved by Purchaser.

           (b) Seller has previously delivered or made available to Purchaser at Seller's sole cost and expense true, correct and complete copies of the following:

          (i) the title insurance policy insuring Seller's interest in the Parcel, disclosing no exceptions to title other than the Permitted Title Exceptions (and liens and encumbrances which will be removed at the Closing);

          (ii)   the most recent real estate tax bills pertaining to the Parcel;
                 and

          (iii)  an environmental report relating to the Parcel.

     5.02 REPRESENTATIONS AND WARRANTIES OF SELLER. Purchaser hereby acknowledges that Seller has made no representations or warranties whatsoever to Purchaser with respect to the subject matter of this Agreement or in connection with the execution and delivery hereof.

     5.03 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Seller hereby acknowledges that Purchaser has made no representations or warranties whatsoever to Seller with respect to the subject matter of this Agreement or in connection with the execution and delivery hereof.


                                      ARTICLE VI

                                   INDEMNIFICATION

     6.01 SELLER'S INDEMNITY. As acknowledged by Purchaser in SECTION 5.02 above, Seller has made no representations or warranties to Purchaser with respect to the subject matter of this Agreement or in connection with the execution and delivery hereof. Accordingly, Purchaser shall have no rights or remedies against Seller by reason of any alleged inaccuracy of any such alleged representation or warranty, and Seller shall have no indemnification obligations hereunder with respect thereto.

     6.02 PURCHASER'S INDEMNITY. Purchaser hereby agrees to indemnify, defend and hold Seller, and the partners, members, officers, shareholders, directors, employees and agents of Seller and its partners, members and shareholders harmless from and against any and all claims, losses, damages, liabilities and expenses which arise out of, are with respect to, or are based upon:

          (i) the inaccuracy in any material respect of any representation or warranty, or a material breach of any covenant of Purchaser contained herein or in any certificate or instrument furnished to Seller by or on behalf of Purchaser;

          (ii) any obligations, liabilities or charges of Seller that are expressly assumed by Purchaser; or

          (iii) the operation and management of any portion of the Parcel by or for Purchaser after the Closing.

                                     ARTICLE VII

                                ADDITIONAL PROVISIONS

     7.01 AMENDMENTS AND WAIVERS. This Agreement may not be amended, modified or discharged nor may any of its terms be waived except by an instrument in writing signed by the party to be bound thereby.

     7.02 FURTHER ASSURANCES. The parties each agree to do, execute, acknowledge and deliver all such further acts, instruments assurances and to take all such further action after the Closing as shall be necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transaction contemplated hereby.

     7.03 SURVIVAL AND BENEFIT. All agreements, obligations and indemnities of Purchaser hereunder shall survive for a period of one (1) year from and after the Closing, and the same shall inure to the benefit of Seller's successors and assigns and be binding upon Purchaser's successors and assigns.

     7.04 NO THIRD PARTY BENEFITS. This Agreement is for the sole and exclusive benefit of the parties hereof and their respective successors and assigns, and no third party is intended to or shall have any rights hereunder.

     7.05 PURCHASER'S INVESTIGATION AND INSPECTIONS. Any investigation or inspection conducted by Purchaser, or any agent or representative of Purchaser, pursuant to this Agreement or the transaction contemplated hereby, in order to verify independently Seller's satisfaction of any conditions precedent to Purchaser's obligations hereunder or to determine whether Seller's warranties are true and accurate, shall not affect, or constitute a waiver by Purchaser of, any of Seller's obligations hereunder or Purchaser's reliance thereon.

     7.06 BROKERAGE. Each party hereby represents and warrants to that it has not dealt with any broker or finder with the transaction contemplated hereby, and each party hereby agrees to indemnify the other for any claim for brokerage commission or finder's fee asserted by a person, firm or corporation claiming to have been engaged by the indemnifying party.

     7.07 NOTICES. Any notice, request, demand, instructions or other document to be given or served hereunder or under any document or instrument executed pursuant hereto shall be in writing and shall be delivered personally or sent by United States registered or certified mail, return receipt requested, or by overnight express courier guaranteeing next business day delivery, postage prepaid and addressed to the parties at their respective addresses set forth below, and the same shall be effective upon receipt if delivered personally or three (3) business days after deposit in the mails or one (1) business day after deposit with an overnight express courier. A party may change its address for receipt of notices by service of a notice of such change in accordance herewith.

           If to Purchaser:   Prime Group Realty Trust
                              77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attn:  Richard S. Curto

           With a copy to:    Winston & Strawn
                              35 West Wacker Drive
                              Chicago, Illinois 60601
                              Attn:  Wayne D. Boberg

           If to Seller:      c/o The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attn:  Michael W. Reschke

           With a copy to:    The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 3900
                              Chicago, Illinois 60601
                              Attn:  Robert J. Rudnik

     7.08  INTERPRETATION.

           (a) The headings and captions herein are inserted for convenient reference only and the same shall not limit or construe the Articles or Sections to which they apply or otherwise affect the interpretation hereof.

           (b) Words importing persons shall include firms, associations, partnerships (including limited partnerships), trusts, corporations and other legal entities, including public bodies, as well as natural persons.

           (c) The terms "include", "including" and similar terms shall be construed as if followed by the phrase "without being limited to".

           (d) This Agreement and any document or instrument executed pursuant hereto may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

           (e) Whenever under the terms of this Agreement the time for performance of a covenant or condition falls upon a Saturday, Sunday or holiday, such time for performance shall be extended to the next business day.
Otherwise, all references herein to "days" shall mean calendar days.

           (f) This Agreement shall be governed by and construed by and construed in accordance with the laws of the State of Illinois.

           (g)   Time is of the essence of this Agreement.

     7.9   DEFAULTS/REMEDIES.  Except as otherwise provided in or limited by
SECTION 6.01, in the event of a breach or default by Seller of any of the terms and provisions of this Agreement, Purchaser shall have all of its rights and remedies available at law or in equity. In the event of a breach or default by Purchaser of any of the terms and provisions of this Agreement, Seller shall have all of its rights and remedies available at law or in equity.


                               [Signature Page Follows]

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by Seller and Purchaser each as of the date first hereinabove set forth.

                              PURCHASER:

                              PRIME GROUP REALTY, L.P.,
                              a Delaware limited partnership

                              By:  PRIME GROUP REALTY TRUST,
                                   a Maryland real estate investment trust,
                                   its Managing General Partner


                                   By:    /s/ W. Michael Karnes
                                         ------------------------------------
                                   Name:  W. Michael Karnes
                                         ------------------------------------
                                   Title: Executive VP
                                         ------------------------------------


                              SELLER:

                              300 N. LASALLE, L.L.C.,
                              an Illinois limited liability company

                              By:  PRIME GROUP LIMITED PARTNERSHIP,
                                   its Administrative Member


                                   By:    /s/ Michael W. Reschke
                                         ------------------------------------
                                   Name:  Michael W. Reschke
                                         ------------------------------------
                                   Title: Managing General Partner
                                         ------------------------------------

                                   EXHIBIT A

                          LEGAL DESCRIPTION OF PARCEL

PARCEL 1:

LOT 1, (EXCEPT THE EAST 20 FEET THEREOF, CONVEYED TO THE CITY OF CHICAGO FOR THE WIDENING OF NORTH LASALLE STREET); ALL OF LOT 2, AND THE EAST 79 FEET 1.5 INCHES OF LOT 3 (EXCEPT THE NORTH 11 FEET OF SAID LOTS) IN BLOCK 4, IN ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THAT PIECE OF PARCEL OF LAND, LYING SOUTH OF AND ADJACENT TO LOTS 1, 2, AND THE EAST 79 FEET 1.5 INCHES OF LOT 3, AS SAID LOTS ARE SHOWN ON THE PLAT OF THE ORIGINAL TOWN OF CHICAGO, RECORDED MAY 29, 1837, IN BOOK "H" OF PLATS, PAGE 298, AND SOUTH OF THE NORTH LINE OF OLD NORTH WATER STREET, AS LOCATED ON SAID PLAT, WEST OF THE WEST LINE OF THE EAST 20 FEET OF LOT 1, EXTENDED SOUTH, TO THE NORTH DOCK LINE OF THE CHICAGO RIVER, SAID LINE BEING THE WEST LINE OF NORTH LASALLE STREET, AS WIDENED, EAST OF A LINE, DRAWN 79 FEET 1.5 INCHES, WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOT 3, EXTENDED, AND NORTH OF THE DOCK LINE ON THE NORTH SIDE OF THE CHICAGO RIVER, IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

LOT 3, AND THE EAST 6 FEET OF LOT 4, (EXCEPT THAT PART OF SAID LOTS, TAKEN AND USED FOR WEST CARROLL AVENUE), IN THE SUBDIVISION OF LOT 6; ALL IN BLOCK 4, IN THE CANAL TRUSTEES' SUBDIVISION OF LOTS IN THE ORIGINAL TOWN OF CHICAGO, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THAT PART OF THE FOLLOWING DESCRIBED PROPERTY LYING ABOVE A HORIZONTAL PLANE
22.6 FEET ABOVE CHICAGO CITY DATUM AND DESCRIBED AS FOLLOWS:

THE NORTH 11 FEET OF LOT 1 (EXCEPT THE EAST 20 FEET THEREOF), ALL OF LOT 2 AND THE EAST 79 FEET 1.5 INCHES OF LOT 3 IN BLOCK 4 IN ORIGINAL TOWN OF CHICAGO AND THAT PART OF THE ORIGINAL 18 FOOT PUBLIC ALLEY (NOW FALLING IN THE CENTER OF CARROLL AVENUE) AS SHOWN ON THE PLAT OF THE ORIGINAL TOWN OF CHICAGO, WHICH LIES NORTH OF ADJOINING SAID LOTS, AND THOSE PARTS OF LOT 3 AND THE EAST 6 FEET OF LOT 4 IN THE SUBDIVISION OF LOT 6 IN BLOCK 4 IN THE CANAL TRUSTEES' SUBDIVISION OF LOTS IN THE ORIGINAL TOWN OF CHICAGO LYING SOUTH OF THE NORTH LINE OF WEST CARROLL AVENUE, IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

Common Address:  320 North LaSalle Street
                 Chicago, Illinois 60610

PIN Numbers:     17-09-404-015-0000
                 17-09-405-004-0000
                 17-09-404-005-0000

                                   EXHIBIT B

                           PERMITTED TITLE EXCEPTIONS


1.   REAL ESTATE TAXES NOT YET DUE AND PAYABLE.

2.   MATTERS CLAIMED BY OR THROUGH PURCHASER, IF ANY.

3. RIGHTS OF THE PUBLIC, THE CITY OF CHICAGO AND ALL PERSONS OR CORPORATIONS CLAIMING UNDER SAID CITY OF CHICAGO, UNDER ANY OF ITS GRANTS OR ORDINANCES TO THAT PORTION OF THE LAND AS TAKEN OR USED FOR NEW NORTH WATER STREET, NOW CALLED CARROLL AVENUE.

     (AFFECTS PARCEL 1)

4. EASEMENT FOR PRIVATE ALLEY IN, OVER AND UPON THE WEST 10 FEET OF THE EAST 79 FEET 1 1/2 INCHES OF LOT 3 IN BLOCK 4 IN ORIGINAL TOWN OF CHICAGO RUNNING SOUTH FROM NORTH WATER STREET TO A POINT 20 FEET NORTH FROM THE RIVER CREATED BY AGREEMENT BETWEEN MATTHEW LAFLIN, AND OTHERS AND WESTERN WAREHOUSING COMPANY DATED NOVEMBER 18, 1886 AND RECORDED DECEMBER 4, 1886 AS DOCUMENT 778847 IN BOOK 2004 PAGE 359.

     (AFFECTS PARCELS 1, 2 AND OTHER PROPERTY)

5. RIGHTS OF THE UNITED STATES OF AMERICA, THE STATE OF ILLINOIS, THE PUBLIC, THE CITY OF CHICAGO AND OF THE SANITARY DISTRICT OF CHICAGO IN THE CHICAGO RIVER AND THE FLOWAGE OF THE WATER THEREOF.

     (AFFECTS PARCEL 2)

6. RIGHTS OF THE CHICAGO AND NORTHWESTERN RAILROAD COMPANY, ITS SUCCESSORS AND ASSIGNS, TO MAINTAIN RAILROAD TRACKS BENEATH PARCEL 4.

     (AFFECTS PARCEL 4)

7. RIGHTS OF THE PUBLIC AND QUASI-PUBLIC UTILITIES IN AND TO THAT PART OF THE LAND FALLING IN (VACATED) CARROLL AVENUE.

     (AFFECTS PARCELS 1 AND 4)

8. EASEMENT RESERVED BY THE CITY OF CHICAGO IN THE ORDINANCE OF VACATION, A COPY OF WHICH WAS RECORDED MAY 17, 1984 AS DOCUMENT 27090087, FOR THE BENEFIT OF THE COMMONWEALTH EDISON COMPANY, THE ILLINOIS BELL TELEPHONE COMPANY, AND WESTERN UNION, TO OPERATE, MAINTAIN, CONSTRUCT, REPLACE, AND RENEW OVERHEAD POLES, WIRES, AND ASSOCIATED EQUIPMENT AND UNDERGROUND CONDUIT, CABLES, AND ASSOCIATED EQUIPMENT FOR THE TRANSMISSION AND DISTRIBUTION OF ELECTRICAL ENERGY AND

     TELEPHONIC AND ASSOCIATED SERVICES UNDER, OVER, AND ALONG ALL OF WEST CARROLL AVENUE AS THEREIN VACATED.

     (AFFECTS PARCEL 4)

9. POSSIBLE RIGHTS AND INTEREST OF DEPARTMENT OF PUBLIC WORKS TO MAINTAIN UNDERGROUND FREIGHT TUNNELS AS DISCLOSED BY LETTER DATED OCTOBER 30, 1989 AND FREIGHT TUNNELS ATLAS ATTACHED THERETO, WHICH IS ALSO SHOWN ON THE PLAT OF SURVEY MADE BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 15, 1991, AS ORDER NO. N-116015.

     (AFFECTS PARCELS 1 AND 4)

10. POSSIBLE RIGHTS AND INTEREST OF WESTERN UNION TELEGRAPH COMPANY AS DISCLOSED BY LETTER DATED OCTOBER 30, 1989 AND PLAT ATTACHED THERETO.

     (AFFECTS PARCELS 1 AND 4)

11. POSSIBLE RIGHTS AND INTEREST OF DEPARTMENT OF WATER AS DISCLOSED BY LETTER DATED NOVEMBER 9, 1989, ATLAS AND SERVICE PIPE PLAT ATTACHED THERETO.

     (AFFECTS PARCEL 4)

12. POSSIBLE RIGHTS AND INTEREST OF THE COMMONWEALTH EDISON COMPANY, TO MAINTAIN UNDERGROUND FACILITIES AS DISCLOSED BY LETTER DATED NOVEMBER 21, 1989 AND THE DRAWINGS ATTACHED THERETO.

     (AFFECTS PARCELS 1, 2, 3 AND 4)

13. POSSIBLE ENCROACHMENT OF CONCRETE RAMP AND STEEL SUPPORTS AND BRACES ONTO THE PROPERTY LYING BELOW PARCEL 4 AND ALSO ONTO CARROLL AVENUE.

     (AFFECTS PARCEL 4)

14. ENCROACHMENT OF BRICK FACING ONTO THE PROPERTY EAST AND ADJOINING BY APPROXIMATELY 0.39 FEET AS DISCLOSED BY SURVEY MADE BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991 AS ORDER NO. N-116015.

     (AFFECTS PARCEL 1)

15. ENCROACHMENT OF PARKING GARAGE ONTO THE PRIVATE ALLEY NOTED AT EXCEPTION C BY APPROXIMATE 11 INCHES RUNNING THE LENGTH OF THE ALLEY AS DISCLOSED BY B.
     A. FENGER DATED SEPTEMBER 18, 1974 AND RECERTIFIED SEPTEMBER 6, 1989 AS ORDER NO. 74-8-13A.

     (AFFECTS PARCEL 1)

16. ENCROACHMENT OF SIGN ONTO THE PUBLIC PROPERTY EAST AND ADJOINING AS DISCLOSED BY SURVEY MADE BY B. A. FENDER DATED SEPTEMBER 18, 1974 AND RECERTIFIED SEPTEMBER 6, 1989 AS ORDER NO. 74-8-13A.

     (AFFECTS PARCEL 1)

17. ENCROACHMENT OF 12 INCH CONCRETE RAIL LOCATED MAINLY ON THE PROPERTY AND ONTO THE PUBLIC PROPERTY NORTH AND ADJOINING BY APPROXIMATELY 8 FEET AS DISCLOSED BY SURVEY MADE BY B. A. FENDER DATED SEPTEMBER 18, 1974 AND RECERTIFIED SEPTEMBER 6, 1989 AS ORDER NO. 74-8-13A.

     (AFFECTS PARCEL 1)

18. ENCROACHMENT OF CONCRETE CANOPY LOCATED MAINLY ON THE LAND ONTO THE PUBLIC LAND NORTH AND ADJOINING BY APPROXIMATE 1.22 FEET AS DISCLOSED BY PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

     (AFFECTS PARCEL 3)

19. ENCROACHMENT OF CONCRETE PILLAR LOCATED MAINLY ON THE LAND ONTO THE PUBLIC LAND NORTH AND ADJOINING BY APPROXIMATE 0.11 FEET AS DISCLOSED ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

20. ENCROACHMENT OF CONCRETE BUMPER ONTO THE PUBLIC WAY NORTH AND ADJOINING BY APPROXIMATE 1 FOOT AND NORTH WESTERLY AND ADJOINING BY APPROXIMATE .77 FEET AS DISCLOSED BY SURVEY MADE BY B. A. FENDER DATED SEPTEMBER 18, 1974 AND RECERTIFIED SEPTEMBER 6, 1989 AS ORDER NO. 74-8-13B.

     (AFFECTS PARCEL 3)

     [NOTE:  ENCROACHMENT ENDORSEMENT APPROVED FOR POLICY.]

21. ENCROACHMENT OF 4 FOOT BY 6 FOOT, 1 STORY METAL STRUCTURE ON A 6 BY 6 FOOT CONCRETE BASE ONTO THE PROPERTY WEST AND ADJOINING AS DISCLOSED ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

     (AFFECTS PARCEL 3)

22. RIGHTS OF SOUTHWESTERN BELL MOBILE SYSTEMS, INC., DOING BUSINESS AS CELLULAR ONE - CHICAGO, UNDER MICROCELL SITE AGREEMENT.

23. ENCROACHMENT OF THE BLACKTOP LOCATED MAINLY ON THE PROPERTY WEST AND ADJOINING ONTO THE LAND BY APPROXIMATELY 1.21 FEET, AS SHOWN ON PLAT OF SURVEY NUMBER N-116014 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

     (AFFECTS PARCEL 1)

24. ENCROACHMENT OF THE BUILDING LOCATED MAINLY ON THE LAND ONTO THE PROPERTY EAST AND ADJOINING BY APPROXIMATELY 0.05 FEET, AS SHOWN ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

     (AFFECTS PARCEL 2)

25. ENCROACHMENT OF THE 3 STORY BRICK BUILDING LOCATED MAINLY ON THE PROPERTY EAST AND ADJOINING ONTO THE LAND BY APPROXIMATELY 0.45 FEET, AS SHOWN ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 15, 1991.

     (AFFECTS PARCEL 3)

26. ENCROACHMENT OF THE OVERHEAD SIGN LOCATED MAINLY ON THE LAND ONTO THE PROPERTY NORTH AND ADJOINING BY APPROXIMATELY 8.0 FEET, AS SHOWN ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC. DATED MARCH 15, 1991.

     (AFFECTS PARCEL 3)

27. ENCROACHMENT OF THE WOOD DOCK AND CONCRETE DOCK LOCATED MAINLY ON THE PROPERTY EAST AND ADJOINING ONTO THE LAND BY APPROXIMATELY 8.0 FEET, AS SHOWN ON PLAT OF SURVEY NUMBER N-116015 PREPARED BY NATIONAL SURVEY SERVICE, INC., DATED MARCH 15, 1991.

     (AFFECTS PARCEL 3)

28. COVENANTS CONTAINED IN PARKING AGREEMENT DATED AS OF MARCH 14, 1991 AND RECORDED MARCH 18, 1991 AS DOCUMENT 91119741 AND RECORDED MAY 16, 1991 AS DOCUMENT 91233616 MADE BY AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED DECEMBER 19, 1989 AND KNOWN AS TRUST NUMBER 110024-09 TO 77 W. WACKER LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP; RE: EASEMENT APPURTENANT IN FAVOR OF THE PARTNERSHIP, FOR PARKING PURPOSES IN THE LAND CONSISTING OF 169 PARKING SPACES, TOGETHER WITH THE TERMS, PROVISIONS, CONDITIONS AND LIMITATIONS CONTAINED THEREIN.

29. THE LAND LIES WITHIN THE BOUNDARIES OF A SPECIAL SERVICE AREA AS DISCLOSED BY ORDINANCE RECORDED AS DOCUMENT 91075841, AND IS SUBJECT TO ADDITIONAL TAXES UNDER THE TERMS OF SAID ORDINANCE AND SUBSEQUENT RELATED ORDINANCES.

NOTE: EACH ENCROACHMENT LISTED IN THIS EXHIBIT B SHALL NOT BE DEEMED A PERMITTED TITLE EXCEPTION UNLESS THE TITLE INSURER PROVIDES PURCHASER WITH AN ENCROACHMENT ENDORSEMENT IN THE FORM PROVIDED ON SCHEDULE 1 ATTACHED HERETO.